                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 2000

                             SURGE COMPONENTS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               New York                                  0-14188                             11-2602030
               --------                                  -------                             ----------
    (State or Other Jurisdiction of             (Commission File Number)             IRS Employer Identification
            Incorporation)                                                                     Number)

                 1016 Grand Boulevard, Deer Park, New York 11729
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (631) 595-1818
                                 ---------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On June l9, 2000, Surge Components, Inc. (the "Registrant") filed a Current Report on Form 8-K announcing it had entered into a pledge agreement with Global DataTel, Inc. to secure an existing loan of $6.25 million, in furtherance of its acquisition of Global's assets which transaction is awaiting shareholder approval. The Registrant issued a press release on this date announcing the pledge and effective control of Global's assets. The press release attached hereto as an exhibit also announced certain management changes in Global's operations.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         1. Press Release dated June 27, 2000 is being filed pursuant to Rule 425 under the Securities Act of l933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SURGE COMPONENTS, INC.
                                        Registrant



Dated: June 27,  2000                   By: /s/Ira levy
                                           --------------------
                                           Ira Levy, President

                                                                       Exhibit 1


SUPERUS HOLDINGS PROVIDES UPDATE ON PENDING ACQUISITION OF  GLOBAL DATATEL, INC

  Acquisition Progresses; Superus Executes Pledge Agreement and Takes Effective
                               Control of Assets

SAN FRANCISCO - (BUSINESS WIRE) -- JUNE 27, 2000 -- Surge Components, Inc. d/b/a Superus Holdings (Nasdaq: SPRS, SPRSW; BSE: SRD, SRDW; GDIS) today announced that it has executed a pledge agreement ("Agreement") and taken effective control of the assets of Global DataTel, Inc., one of the Companies it intends to acquire pursuant to the terms set forth in the S-4 Registration Statement currently on file with the SEC. Under the terms of the Agreement, the Board of Directors and a sufficient number of shareholders of Global DataTel have consented to pledge all of the company's assets and certain of its liabilities to Superus Holdings in furtherance of satisfying a condition precedent to closing the sale of such assets to Superus.

Superus, per the Agreement, now effectively controls the assets of Global DataTel, and will retain actual title to those assets upon shareholder and regulatory approvals associated with the pending S-4 Registration Statement (the "Approvals"), at which time Superus will also close the acquisition of MailEncrypt.com, Inc. (also referenced in the pending S-4) which is otherwise unaffected by this Agreement.

"By taking control of the assets of Global DataTel, Superus has taken a meaningful step toward executing its strategic plan to create the only U.S.-based public holding company whose operating companies develop Internet superstructure for businesses in emerging economies," said Superus Holdings's Chairman and C.E.O. Adam Epstein. "With the anticipated close of this acquisition, Global will play an integral role in enabling access to Internet-related hardware, software, and services to Latin American businesses, which is a dynamic and compelling marketplace."

In conjunction with the Agreement, Richard Baker, formerly the Chairman and C.E.O. of Global DataTel, has indicated that he will leave the company in order to pursue other business interests. Antonio Serrato, currently Chief Operating Officer of Global DataTel, will assume additional duties as interim C.E.O. Serrato was previously a Vice President of Latin America with the IBM Corporation.

About Superus Holdings

Upon receipt of the Approvals, Superus Holdings, Inc. will operate and acquire companies that develop Internet superstructure for businesses in emerging economies, with its first area of focus being Latin America. The constituent operating companies are:

Global DataTel, Inc. is a leader in medium to large Web/system integration projects in Latin America. A First Tier IBM Business Partner, Global integrates hardware, software, and highly scaleable Web-based solutions. e-HOLA.com, a wholly-owned subsidiary of Global DataTel, Inc. provides Internet solutions to Latin America. eHOLA offers business ISP services, hosting/ASP solutions, packaged and customized Internet products, as well as training and customer service. eHOLA is a distribution channel for best-of-breed web technology solutions tailored to the needs of Latin American companies.

MailEncrypt.com, Inc., is a business-to-business, web-based provider of encrypted e-mail solutions, poised to capitalize on substantial privacy concerns associated with the rapid world-wide proliferation of e-mail. The Company will offer its services to government agencies, financial institutions, health care organizations, insurance/law/accounting firms, e-commerce companies and large e-mail providers, among others, in the United States; and will also join forces with Global DataTel and e-HOLA to provide its services in Latin America and other emerging Internet economies.

Surge Components, Inc. is a supplier of high quality electronic components. Its product mix includes a large selection of high-performance discrete semiconductors, capacitors and discrete components. Its factories are ISO 9000 quality certified. Surge products are used by manufacturers of products such as, among others, computer and telecommunications equipment, security equipment, power supplies, audio and various consumer products in the United States, and intends to sell to similarly situated manufacturers abroad in conjunction with Global DataTel, and its subsidiaries.

This press release contains forward-looking statements regarding Surge's, MailEncrypt's and Global DataTel's business strategies and future plans of operations. Forward-looking statements involve known and unknown risk and uncertainties. The Companies' risks and uncertainties include their ability to complete the merger, acquisition and recapitalization, obtain shareholder and other necessary approvals, the merged entity's ability to combine and work together and grow the companies, periodic downturns in their respective industries, dependence on the Internet, timely acceptance of new products and intense price competition in their respective industries.

These and other important factors, including those mentioned in various filings with the Securities and Exchange Commission made periodically by the Companies (available at http://www.sec.gov) may cause the actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and the Companies disclaim any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Companies' expectations or future events.

A Registration Statement relating to Surge's securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The Registration Statement (Number 333-32790) along with all exhibits is available at no charge at http://www.sec.gov and should be read by all investors. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Contacts:
Media: Steve Fox, Burson-Marsteller for Superus
Tel.: 415-591-4134, steve_fox@sfo.bm.com

Investors: Erica Abrams,  the blueshirt group for Superus
Tel.: 415-436-0724, erica@blueshirtgroup.com